SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                   Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

check the appropriate box:

        [  ]   Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [X] Definitive Proxy Statement [ ] Definitive Additional Materials [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

-------------------------------------------------------------------------------

                             Maxim Series Fund, Inc.
                (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             Maxim Series Fund, Inc.
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check appropriate box):

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applies:
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        [      ] Check  box if any  part of the fee is  offset  as  provided  by
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               the  offsetting  fee was paid  previously.  Identify the previous
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


                             MAXIM SERIES FUND, INC.
                             8515 East Orchard Road
                            Englewood, Colorado 80111



                                                             October 2, 1998



Dear Participants and Contract Owners:

        Enclosed you will find proxy solicitation materials for a special meeting of shareholders of Maxim Series Fund, Inc. (the "Fund"). As you know, your variable contract, issued by Great-West Life & Annuity Insurance Company ("GWL&A"), may be funded by purchases of shares of the Fund. You have the right under the contract to direct GWL&A as to the voting of a proportionate number of Fund shares consistent with the value of your variable contract.

    There are two proposals which you are being asked to consider. Both Proposals 1 and 2 affect only the MidCap Portfolio. As explained in the enclosed proxy material, only those Participants and Contract Owners with an investment corresponding to this Portfolio may vote on these matters.

    We urge you to complete the enclosed proxy form and return it as promptly as possible.

                                               Sincerely,

                                               /s/ Beverly A. Byrne

                                               Beverly A. Byrne
                                               Secretary
                                               Maxim Series Fund, Inc.

                             MAXIM SERIES FUND, INC.

                      Executive Offices            8515 East Orchard Road
                                                   Englewood, Colorado 80111

                      Mailing Address:             P.O. Box 1700
                                                   Denver, Colorado 80201

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF THE MIDCAP PORTFOLIO OF MAXIM SERIES
FUND, INC.:

        You are hereby notified that pursuant to the Bylaws of Maxim Series Fund, Inc. ("the Fund"), a special meeting of its shareholders ("the Meeting") will be held at 8515 East Orchard Road, Englewood, Colorado on Friday, October 23, 1998 at 10:00 a.m. Mountain Daylight Time for the following purposes:

          1. To consider and act upon a proposal to amend the investment objective of the MidCap Portfolio;

        2. To consider and act upon a proposal to change the sub-adviser to the MidCap Portfolio; and

        3. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

        The Board of Directors has fixed the close of business on September 10, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. Owners of certain variable annuity contracts issued by Great-West Life & Annuity Insurance Company are entitled to provide voting instructions with respect to their proportionate interest in the MidCap Portfolio.

        You are invited and encouraged to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the envelope provided for that purpose. The enclosed Proxy is being solicited by the Board of Directors of the Fund.

                                          By Order of the Board of Directors

                                          /s/ Beverly A. Byrne
                                          Beverly A. Byrne
                                          Secretary

October 2, 1998


YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY.

                                 PROXY STATEMENT

                             MAXIM SERIES FUND, INC.

                    Executive Offices: 8515 East Orchard Road
                            Englewood, Colorado 80111

                         Mailing Address:     P.O. Box 1700
                                              Denver, Colorado  80201

                                                         October 2, 1998

                         SPECIAL MEETING OF SHAREHOLDERS

Introduction

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Maxim Series Fund, Inc. ("the Fund"), a Maryland corporation, to be voted at a special meeting of shareholders of the Fund ("the Meeting"), to be held at 8515 East Orchard Road, Englewood, Colorado, on Friday, October 23, 1998 at 10:00 a.m. It is anticipated that the approximate mailing date of this Proxy Statement will be October 2, 1998.

        The Board of Directors has fixed the close of business on September 10, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof (the "Record Date"). Owners of Contracts ("Contractowners") issued through the Series Accounts (as that term is defined below) by Great-West Life & Annuity Insurance Company ("GWL&A") who have allocated contract value to the MidCap Portfolio (the "Portfolio") as of the Record Date will be entitled to provide voting instructions with respect to their proportionate interest (including fractional interests) in the Portfolio. Shares of the Portfolio are sold to the Maxim Series Account, FutureFunds Series Account and Retirement Plan Series Account of GWL&A to fund certain variable annuity contracts issued by GWL&A. Shares are also sold to Pinnacle Series Account to fund certain variable life insurance contracts issued by GWL&A. The above-mentioned accounts of GWL&A are hereinafter referred to as the "Series Accounts." In addition, shares of the Portfolio are sold to the Qualified Series Account, FutureFunds Series Account II of GWL&A and TNE Series (k) Account to fund certain variable annuity contracts issued by New England Life Insurance Company. Qualified Series Account, FutureFunds Series Account II and TNE Series (k) Account are not registered with the Securities and Exchange Commission and the vote of the owners of contracts issued through Qualified Series Account, FutureFunds Series Account II and TNE Series (k) Account are not being solicited.

        The investment adviser to the Fund is GW Capital Management, LLC ("GWCM") 8515 East Orchard Road, Englewood, Colorado 80111, a wholly-owned subsidiary of GWL&A. The current sub-adviser of the Portfolio is Janus Capital Corporation ("Janus"). GWCM also serves as the administrator for the Fund.

        Shares of the Portfolio are owned by the Series Accounts, on behalf of Contractowners and by The Great-West Life Assurance Company ("Great-West") who provided initial capital to the Fund. In accordance with its view of present applicable law, shares attributable to the Portfolio held in the Series Accounts will be voted based on instructions received from Contractowners who have allocated contract value to the Portfolio as of the Record Date. The number of votes which a Contractowner has the right to cast will be determined by applying his/her percentage interest in the Portfolio (held through the Series Accounts) to the total number of votes attributable to the Portfolio. In determining the number of votes, fractional shares will be recognized. Fund shares as to which no timely instructions are received and Fund shares owned by Great-West, Qualified Series Account, FutureFunds II Series Account and TNE Series (k) Account will be voted by GWL&A in proportion to the voting instructions which are received with respect to all Contracts having value allocated to the Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast. A proxy may be revoked at any time before it is voted by the furnishing of a written revocation, properly executed, to the Fund's Secretary before the Meeting or by attending the Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Fund or GWL&A or its agents or affiliates personally, by telephone or by telefax.

        If the enclosed form of proxy is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. Approval of Proposals 1 and 2 requires the vote of a "majority of the outstanding voting securities" of the Portfolio, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). The term "majority of the outstanding voting securities" is defined under the 1940 Act to mean: (a) 67% or more of the outstanding voting shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares, whichever is less.

        The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to approve Proposals 1 and 2. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of such proposal and will vote against adjournment those shares which they are required to vote against such proposal.

        The Fund and the Portfolio will pay no expenses associated with this proxy solicitation. Such expenses will be paid by GWCM. Management of the Fund knows of no other business, other than that set forth in Proposals 1 and 2 which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

Beneficial Ownership

        The Portfolio issues common stock with par value of $.10 per share. Holders of common stock of the Portfolio on the Record Date will be entitled to one vote for each share held (and fractional vote corresponding to any fractional shares).

        As of the Record Date, no persons other than the Series Accounts, Qualified Series Account, FutureFunds II Series Account, TNE Series (k) Account and Great-West were entitled to provide voting instructions with respect to 5% or more of the Portfolio's outstanding shares and the Directors and executive officers of the Fund did not own any Portfolio shares.

        As of the Record Date, all of the shares of the Portfolio were owned of record by either (1) Pinnacle Series Account ("Pinnacle"), (2) Maxim Series Account ("Maxim Account"), (3) FutureFunds Series Account ("FutureFunds"), (4) Retirement Plan Series Account ("Retirement Plan"), (5) Qualified Series Account ("Qualified Series"), (6) FutureFunds II Series Account ("FutureFunds II"), (7) TNE Series (k) Account ("TNE (k)"), or (8) Great-West who provided initial capital to the Fund. The number of shares outstanding for the Portfolio and shares of the Portfolio held by these respective entities are set forth below.

------------------- ----------------- -------------------- -------------------- ---------------
 Total Aggregate        Pinnacle         Maxim Account         FutureFunds        Retirement
      Shares                                                                         Plan
------------------- ----------------- -------------------- -------------------- ---------------
------------------- ----------------- -------------------- -------------------- ---------------
   155,341,401            N/A               555,112            31,221,663            N/A
------------------- ----------------- -------------------- -------------------- ---------------


 ------------------ ----------------- -------------------- --------------------
 Qualified Series    FutureFunds II         TNE (k)            Great-West
 ------------------ ----------------- -------------------- --------------------
 ------------------ ----------------- -------------------- --------------------
        N/A           123,564,626             N/A                  N/A
 ------------------ ----------------- -------------------- --------------------


PROPOSAL 1: AMENDMENT OF INVESTMENT OBJECTIVE OF THE PORTFOLIO

        The Board of Directors will submit at the Meeting, for approval by the shareholders having a voting interest in the Portfolio, a proposal to amend the investment objective of the Portfolio.

        The current investment objective of the Portfolio is to seek long-term growth of capital by normally investing at least 65% of the Portfolio's assets in securities issued by medium-sized companies. Medium-sized companies for these purposes are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index.

        The proposed new investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers that in the judgment of the sub-adviser (Ariel Capital Management, Inc. ("Ariel"), if approved under Proposal 2) are undervalued but demonstrate a strong potential for growth.

        To achieve this new objective, it is proposed that the Portfolio focus primarily on medium-sized issuers with market capitalizations of approximately $200 million to $5 billion.

        Non-fundamental investment policies corresponding to the new objective are discussed below.

        The Portfolio expects to hold investments for a relatively long period. It will concentrate on issuers with conservative management, accounting and financial practices which have demonstrated long-term performance through various economic cycles. Issuers in cyclical, commodity-based, start-up and recently deregulated industries will be avoided.

        The Portfolio will seek equities securities trading at a below average price-to-earnings ratio and a low price relative to the sub-adviser's evaluation of expected sales and earnings growth, book value and assets. Issuers which have demonstrated high earnings-per-share growth potential and the ability to achieve a high annual return on equity will be focused upon.

        Normally, the Portfolio's net assets would be invested primarily in equity securities of medium-sized issuers. The Portfolio would also invest in bonds, other debt obligations or fixed income obligations, such as money market instruments, for defensive or liquidity purposes or pending the investment of proceeds from the sale of Portfolio securities.

        The Portfolio's assets are currently invested pursuant to a growth-oriented style. This strategy seeks companies with earnings momentum, which tend to have high expectations built into their stock prices, thereby increasing the level of risk in the Portfolio. The portfolio turnover rate of the Portfolio currently averages in excess of 100%. Under the proposed investment objective, the Portfolio will follow a value style, seeking companies that have been misunderstood or ignored by Wall Street, institutional investors and the media. Ariel believes that stocks of such companies have predictable and consistent earnings, with recurring revenue streams that are insulated from broader market conditions. It is anticipated that the new objective and strategy will result in a low risk investment portfolio, which also has an average turnover under 25%. Ariel believes that the focus on consistent and predictable businesses will limit the downside risk of the Portfolio, while taking advantage of the upside potential inherent in undervalued stocks.

        Over the long-term, value stocks have outperformed their growth counterparts. As such, the switch from growth to a value portfolio would result in an investment portfolio with lower risk levels, lower turnover, and greater return potential over the long-term.

        In both FutureFunds Series Account and Maxim Series Account the Portfolio is currently referred to as Growth Fund I. The change in investment objective described above, if approved, would change the orientation of the Portfolio from growth to value. As a result, the Portfolio would be referred to in FutureFunds Series Account and Maxim Series Account as Maxim MidCap Portfolio if this Proposal is approved.

VOTE REQUIRED

        In order to approve this Proposal, the affirmative vote of the holders of a majority of the outstanding shares of the Portfolio is required. "Majority" for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Board of Directors, including the independent directors, recommends a vote FOR.

PROPOSAL 2: CHANGE OF INVESTMENT SUB-ADVISER OF THE PORTFOLIO

Background

        GWCM, a Colorado limited liability company, is the investment adviser to the Fund pursuant to an investment advisory agreement dated December 5, 1997 (the "Agreement") which will remain in effect until April 1, 1999. While GWCM is at all times subject to the direction of the Board of Directors of the Fund, the Agreement provides that GWCM, subject to the review of the Board of Directors, is responsible for the actual day-to-day management of the Fund and its Portfolios.

          GWCM is a wholly-owned subsidiary of GWL&A, which is a wholly-owned subsidiary of Great-West, a Canadian stock life insurance company. Great-West is a 99.4% owned subsidiary of Great-West Lifeco Inc., which in turn is an 86.4% owned subsidiary of Power Financial Corporation, Montreal, Quebec. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation of Canada. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.

        GWCM contractually delegated responsibility for the day-to-day management of the Portfolio to Janus. The sub-advisory agreement with Janus is dated January 1, 1994. It was most recently submitted to a vote of shareholders on April 22, 1997. The purpose of the vote was to approve a change in sub-advisory fees paid to Janus. Based on the fee arrangement with Janus, the aggregate amount of the fee payable to Janus during 1997 was $1,201,076. The aggregate amount of fees that would have been payable to Ariel had the proposed fees been in effect during that time is $752,863. This difference in aggregate amounts represents a 37% reduction from the amount of fees received by Janus. However, the overall advisory fee paid by the Fund will remain the same on a percentage basis. Effective February 5, 1999, the sub-advisory arrangement with Janus will be terminated by mutual agreement among the Fund, GWCM and Janus. If the proposal is approved, Ariel will commence acting as sub-adviser to the Portfolio on February 5, 1999.

Proposal

        It is proposed that Ariel be approved as the sub-adviser to the Portfolio. Ariel is an Illinois corporation, registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is 307 North Michigan Avenue, Chicago, Illinois 60601. Ariel, among other funds, also manages the Ariel Appreciation Fund, a registered investment company under the 1940 Act, and serves as the sub-adviser of the Small-Cap Value Portfolio of the Fund.

        The material terms and provisions of the sub-advisory agreement with Janus are the same, in all substantive respects, as those to which Ariel will be subject to if the proposed sub-advisory agreement with Ariel for the Portfolio is approved.

        As compensation for its services to the Portfolio, GWCM receives monthly compensation at the annual rate of .95% of the average daily net assets of the Portfolio. GWCM pays all compensation of, and furnishes office space for, officers and employees of GWCM connected with investment management of all Portfolios of the Fund, as well as the fees of all directors of the Fund who are affiliated persons of GWCM. All other expenses incurred in the operation of the Portfolio, including general administrative expenses, are borne by the Portfolio. Accounting services are provided for the Portfolio by GWCM and the Portfolio reimburses GWCM for its costs in connection with such services. However, GWCM shall pay any expenses of the Portfolio which exceed an annual rate of 1.10%.

        The sub-adviser bears all expenses in connection with the performance of its services for the Portfolio, such as compensating and furnishing the office space for its officers and employees connected with the investment and economic research, trading and investment management of the Portfolio. GWCM is responsible for compensating the sub-adviser. With respect to the Portfolio, GWCM currently compensates Janus at the annual rate of .60% on the first $100 million of assets, .55% on the next $400 million of assets and .45% on all amounts over $500 million of the Portfolio. If the Proposal is approved, GWCM will compensate Ariel at the annual rate of .50% on the first $25 million of assets, .40% on the next $75 million of assets and .30% on all amounts over $100 million of the Portfolio. GWCM's fee will effectively increase as the sub-adviser's fee is decreasing.

     If this Proposal is approved, the day-to-day manager of the Portfolio will be Eric T. McKissack. Mr. McKissack is the Vice Chairman and Co-Chief Investment Officer of Ariel.

        The Fund's Board of Directors has approved and recommended that the shareholders of the Portfolio approve a new sub-advisory agreement with Ariel which would be substantially identical to the sub-advisory agreement (except for its effective and termination date), with Janus. If the shareholders of the Portfolio approve the sub-advisory agreement with Ariel, the sub-advisory agreement will become effective February 5, 1999. A copy of the proposed sub-advisory agreement is attached to this Proxy Statement as Exhibit 1.

Evaluation of the Board of Directors

        At a meeting of the Fund's Board of Directors held on August 20, 1998, the Board (including all Independent Directors) voted to replace Janus as the sub-adviser to the Portfolio and to approve the agreement pursuant to which Ariel would serve as sub-adviser to the Portfolio effective as of February 5, 1999 (if this proposal is approved). The Board decided to replace Janus in light of concerns relating to the Portfolio's investment performance of the last 12 quarters and determined that a new sub-adviser should be retained in an effort to improve the Portfolio's performance.

        Prior to and during the meeting, the Directors requested and received all information they deemed necessary to reasonably enable them to determine whether the proposed sub-advisory agreement is in the best interests of the Portfolio. In considering whether to approve the sub-advisory agreement with Ariel, the Board of Directors considered such factors as it deemed reasonably necessary, including (1) the nature and quality of the services to be provided to the Portfolio by Ariel and the nature of the services provided to the Portfolio by Janus over the past 4 years; (2) the fairness of the proposed compensation to Ariel; (3) the financial soundness of Ariel to render all necessary services to the Portfolio; (4) that the form of the proposed sub-advisory agreement is the same in all material respects to the existing agreement with Janus, other than the fee rates to be paid to Ariel as discussed above; and (5) that the total fees paid by the Portfolio will remain the same. The Board gave appropriate weight to each of the above factors when considering approval of the contract.

        Based on the Directors' review of the materials they received, and their evaluation of the factors noted above, the Directors determined that the proposed sub-advisory agreement pursuant to which Ariel would assume the day-to-day management of the Portfolio was fair, reasonable and in the best interests of the Fund, the Portfolio and their shareholders. Accordingly, the Board, including all of the Independent Directors, unanimously approved the proposed sub-advisory agreement pursuant to which Ariel will assume the day-to-day management of the Portfolio and voted to recommend that all of the Portfolio's shareholders vote to approve the proposed sub-advisory agreement.

Information Concerning the Sub-Adviser

        Ariel, 307 North Michigan Avenue, Chicago, Illinois 60601, an Illinois corporation, is a registered investment adviser with the Securities and Exchange Commission. GWCM has contracted with Ariel for investment advisory and research services on behalf of the Small-Cap Value Portfolio. Ariel has the primary responsibility for providing portfolio investment management services to this portfolio.

     Ariel is a privately held investment management firm. It is controlled by John W. Rogers, Jr. and owned by its employees.

        The principal executive officer of Ariel is John W. Rogers, Jr., whose principal occupation is his position with Ariel. His address is 307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601.

        The principal executive officers and directors of Ariel are:

Name                  Position with Ariel            Other Business

Bert N. Mitchell,     Chairman   of  the  Board  of  Founder,  Chairman,   Mitchell  &  Titus,
C.P.A.                Trustees                       LLP,  New York,  NY; Board  Member,  BJ's
                                                     Wholesale Club, Inc., Natick, MA

Mario L. Baeza        Board Member                   Chairman,    CEO,    TCW/Latin    America
                                                     Partners,    New   York,   NY;   Managing
                                                     Director,  Trust Company of the West, New
                                                     York,  NY;  Director,   Utendahl  Capital
                                                     Management,  New York,  NY;  Chairman  of
                                                     the Board,  Dekor  International  S.A. de
                                                     C.V.,    Mexico;    Director,    TendTudo
                                                     Materiais para Contrucao  Ltda.,  Brazil;
                                                     Director, GDC Alimentos, S.A., Brazil

James W. Compton      Board Member                   Chairman,  Finance Committee Commonwealth
                                                     Edison Company,  Chicago,  IL;  Chairman,
                                                     Finance  Committee,  Unicom  Corporation,
                                                     Chicago,   IL;   Directors   &  Executive
                                                     Committee,   Highland   Community   Bank,
                                                     Chicago, IL

William C.            Audit Committee Chairman       Vice  President,  Controller,  Streamline
Dietrich, C.P.A.                                     Mid-Atlantic, Inc., Westwood, MA

Royce  N.   Flippin,  Board Member                   Director,  Program  Advancement  for MIT,
Jr.                                                  Boston,     MA;    President,     Flippin
                                                     Associates,     East    Brunswick,    NJ;
                                                     Director,   Kinematix,  Inc.,  Cambridge,
                                                     MA;  Director,  Radkowsky  Thorium  Power
                                                     Corp., New York, NY

John G. Guffy         Board Member                   Treasurer of Silby,  Guffey & Co.,  Inc.,
                                                     Bethesda,  MD;  Chairman  of the  Calvert
                                                     Social   Investment   Foundation,   Chevy
                                                     Chase,  MD;  Director  of  the  Community
                                                     Bankers   Mutual   Fund,    Denver,   CO;
                                                     Organizing   director  of  the  Community
                                                     Capital Bank, Brooklyn, NY

Mellody Hobson        Board Member                   Senior   Vice   President,   Director  of
                                                     Marketing,   Ariel  Capital   Management,
                                                     Inc.,   Chicago,   IL;  Member,   Women's
                                                     Business Development Center

Christopher G.        Board Member                   Executive   Vice   President,   Director,
Kennedy                                              Merchandise   Mart   Properties,    Inc.,
                                                     Chicago,   IL;   Director,   World  Trade
                                                     Center Chicago Association, Chicago, IL

Eric T. McKissack,    Board Member                   Co-Chief   Investment  Officer  and  Vice
CFA                                                  Chairman, Ariel Capital Management,  Inc.
                                                     and  Ariel  Mutual  Funds,  Chicago,  IL;
                                                     Member, Cook County Economic  Development
                                                     Advisory Committee, Chicago, IL

James Atkinson        Executive Vice President,
                      Finance & Administration

Franklin Morton       Vice President, Director of
                      Research

John W. Rogers, Jr.   President      &     Co-Chief  Director,  Aon Corporation,  Chicago, IL;
                      Investment Officer             Director,  Burrell  Communications Group,
                                                     Chicago,  IL;  President  of  the  Board,
                                                     Chicago  Park  District,   Chicago,   IL;
                                                     Director,   Urban  League,  Chicago,  IL;
                                                     Director,  First Chicago NBD Corporation,
                                                     Detroit, MI

Roger Schmitt         Vice President, Chief
                      Operating Officer



        Ariel acts as investment adviser to one other mutual fund that has similar investment objectives and policies to the Portfolio, for compensation at the annual advisory fee rate of the corresponding average net asset levels of that fund set forth in the table below. The table also sets forth the net assets of that other fund as of December 31, 1997:

Other Fund with                     Net Assets of Other                 Annual
Similar Objective                   Fund                                Advisory Fee Rate

Ariel Appreciation Fund                     $241,831, 041                       .75%


Portfolio Transactions and Brokerage

        Some of the portfolio transactions with respect to the Portfolio are placed with broker-dealers who provide Ariel with supplementary investment and statistical information or furnish market quotations to the Portfolio or other clients advised by Ariel, as applicable. Although it is not possible to assign an exact dollar value to those services, they may, to the extent used, tend to reduce expenses of Ariel, as applicable. The services may also be used by Ariel in connection with its other advisory accounts and in some cases may not be used with respect to the Portfolio.

        In placing orders for the purchase and sale of portfolio securities, Ariel, with respect to the Portfolio, will select only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates, which, when combined with the quality for the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Ariel uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of capital commitment by the broker in connection with the order, are taken into account.

Vote Required

        As provided under the 1940 Act, approval of the proposed sub-advisory agreement with Ariel will require the affirmative vote of the majority of the outstanding shares of the Portfolio, voting separately as a class. Such a majority is defined in the 1940 Act as the lessor of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Portfolio.

THE DIRECTORS, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS, RECOMMEND THAT SHAREHOLDERS OF THE PORTFOLIO VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT AMONG THE FUND, GWCM AND ARIEL FOR THE PORTFOLIO.


                             ADDITIONAL INFORMATION

The Fund will furnish, without charge, a copy of the 1997 annual report and the June 30, 1998 semi-annual report upon request to: Ms. Yvonne Brady, 8515 East Orchard Road, Englewood, Colorado 80111; (800) 537-2033, ext. 4932.



                                             BY ORDER OF THE BOARD OF DIRECTORS
                                                   /s/ Beverly A. Byrne

                                                   Beverly A. Byrne
Secretary


October 2, 1998

                                    Exhibit 1

                             SUB-ADVISORY AGREEMENT

        SUB-ADVISORY AGREEMENT (herein "the Agreement" or "this Agreement") made this day of , 1998 by and between G W Capital Management, LLC, a Colorado limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 ("the Adviser"), Ariel Capital Management, Inc., an Illinois corporation registered as an investment adviser under the Investment Advisers Act of 1940 ("the Sub-adviser"), and Maxim Series Fund, Inc., a
Maryland corporation ("the Fund"), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the Maxim MidCap Portfolio of the Fund (the "Portfolio"), in conjunction with the Adviser, as follows:

                                    ARTICLE I
                                    Preamble

        The Fund entered into an Investment Advisory Agreement with the Adviser, a copy of which is attached hereto as Appendix A. This advisory agreement and all amendments thereto are hereinafter referred to as "the GW Agreement". In the GW Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund's affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolio only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

                                   ARTICLE II
                            Duties of the Sub-adviser

        The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolio, and, subject to the review of the Board of Directors of the Fund ("the Board"), to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.
        A. Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the
Portfolio, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:
               (a) perform research and obtain and evaluate pertinent  economic, statistical, and financial data relevant to the investment policies of the Portfolio;
               (b)  consult  with the  Adviser and with the Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the Portfolio for approval, modification, or rejection by the Board;
               (c) seek out specific investment opportunities for the Portfolio, consistent with an overall investment plan approved by the Adviser and the Board;
               (d) take such steps as are  necessary  to  implement  any overall investment plan approved by the Board for the Portfolio, including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund's Registration Statement, management of investments and any other property of the Portfolio, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;
               (e) regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolio;
               (f)  communicate  as appropriate to the Adviser the purchases and sales within the Portfolio;
               (g) arrange with the  applicable  broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolio for the appropriate delivery of the investment or other asset;
               (h) report  monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolio;
               (i)   maintain   all   records,   memoranda,    instructions   or
        authorizations relating to the acquisition or disposition of investments or other assets of the Portfolio required to be maintained by Sub-adviser;
               (j) arrange  with the  Investment  Operations  Department  of the
        Adviser an administrative process which permits the Adviser to appropriately reflect in its daily determination of unit values, the expenses that will be borne directly by the Portfolio and which are incurred as a result of providing investment management services to the Portfolio;
               (k) vote all shares held by the Portfolio.
        In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Fund, make use of its affiliated companies, if any, and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.
        It is understood that any information or recommendation supplied by the Sub-adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser in connection with the Portfolio.
        The Adviser will continue to provide all of the services described in the GW Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.
        If, in the judgment of the Sub-adviser, the Portfolio would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information.
        B. Limitations on Advisory Services. The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.
        The Fund has furnished or will furnish the Sub-adviser with copies of the Fund's Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

                                   ARTICLE III
                         Compensation of the Sub-adviser

        A. Investment Advisory Fee. The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolio, as described in Article II of this Agreement, based on an annual percentage of the assets of the Portfolio (the "NAV Fee") as set forth below:

                             Annual Fee             Assets
                             .50%           first $25 million
                             .40%           next $75 million
                             .30%           over $100 million

Payment to the Sub-adviser will be made monthly by the Adviser based on the average daily net assets of the Portfolio during each month, calculated as set forth in the then current Registration Statement of the Fund. If this Agreement is terminated, the payment shall be prorated to the effective date of termination.
        B. Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. These expenses include only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio).
        As described in the GW Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolio and all of its general administrative expenses.

                                   ARTICLE IV
                      Portfolio Transactions and Brokerage

        The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolio, subject to the provisions of Article II regarding coordination with and supervision by the Adviser and the Fund's Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.
        The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and will use its best efforts to obtain the most favorable net results and execution of the Portfolio' orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.
        The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser's over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolio for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.
        Subject to the above requirements and compliance with the provisions of the Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

                                    ARTICLE V
                          Activities of the Sub-adviser

        The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.
        It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolio in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.
        Securities held by the Portfolio may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or sub-adviser, or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.
        It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies.

                                   ARTICLE VI
                         Effectiveness of the Agreement

        The Agreement shall not become effective (and the Sub-adviser shall not serve or act as investment adviser) unless and until it is approved by the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement; and this Agreement shall come into full force and effect on the date on which all of these conditions are met.

                                   ARTICLE VII
                        Term of the Agreement; Amendment

        The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:

          (a) shall not be terminated by the Sub-adviser without sixty days prior written notice;

        (b) shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Portfolio, on sixty days written notice to the Sub-adviser;

          (c) may be amended only by a written instrument signed by the Fund, the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of the Portfolio; and (d) shall automatically terminate upon assignment by either party.

                                  ARTICLE VIII
                                  Recordkeeping

        The Sub-adviser agrees that all accounts and records which it maintains for the Portfolio shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at the Sub-adviser's offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction.

                                   ARTICLE IX
                          Liability of the Sub-adviser

        In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities laws. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

                                    ARTICLE X
                                 Indemnification

        Subject to Article IX, the Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities of the Sub-adviser under this Agreement, including the activities of the Sub-adviser's officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement; provided, however, that in no event is Sub-adviser's indemnity in favor of Adviser deemed to protect Adviser against any liability to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement or the GW Agreement.
        The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the GW Agreement, including the activities of the Adviser's officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement or the GW Agreement; provided, however, that in no event is Adviser's indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

                                   ARTICLE XI
                 Agreements, Representations and Indemnification
                         Related to Disclosure Documents

        A. The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolio for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolio.
        B. The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.
        The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used, or which the Sub-adviser has acknowledged is to be used, in a particular Disclosure Document, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Statement.
        C. Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a "Sub-adviser Indemnified Party"), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as "Disclosure Documents") or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.
        If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment. It is understood that neither the Fund nor the Adviser may settle on behalf of the Sub-adviser without the consent of the Sub-adviser.
        Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or
Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.
        D. The agreements, representations and indemnification contained in this
Article XI shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

                                   ARTICLE XII
                                  Governing Law

        This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolio, the term "majority of the outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the Investment Company Act of 1940, as amended, or the rules and regulations thereunder, such Act, rules and regulations shall control.

                                  ARTICLE XIII
                                  Severability

        If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

                                                        ARTICLE XIV
                                  Counterparts

        This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                                   ARTICLE XV
                                Sales Literature

        The Adviser will not use the Sub-adviser's name in Fund sales literature without prior review and approval by the Sub-adviser, which will not be unreasonably withheld or delayed.

                                   ARTICLE XVI
                                     Notices

        Any notice under this Agreement shall be in writing and shall be deemed given (a) upon person delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

Witness:                            GW CAPITAL MANAGEMENT, LLC


                                                   By:

Name:                               Name:
                                     Title:
                                            Address:      8515 East Orchard Road
                                                          Englewood, CO  80111
                                                          Attn:  General Counsel

Witness:                            ARIEL CAPITAL MANAGEMENT, INC.


                                                   By:

Name:                               Name:
                                    Title:
                                    Address:      307 North Michigan Avenue
                                                         Chicago, IL  60601
                                                          Attn:

Witness:                            MAXIM SERIES FUND, INC.


                                                   By:

Name:                               Name:
                                     Title:
                                            Address:      8515 East Orchard Road
                                                          Englewood, CO  80111
                                                          Attn:  Secretary

                                      PROXY
                                       FOR
                       SPECIAL MEETING OF SHAREHOLDERS OF
                  THE MIDCAP PORTFOLIO OF THE MAXIM SERIES FUND


The undersigned hereby appoints Beverly A. Byrne and Glen R. Derback, or any of them, to be the attorneys and proxies of the undersigned at a special meeting of shareholders of the MidCap Portfolio (the "Portfolio") of the Maxim Series Fund (the "Fund") to be held at 8515 E. Orchard Rd., Englewood, Colorado, at 10:00 a.m. on October 23, 1998 and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on September 10, 1998, upon the proposals below and as set forth in the Notice of Special Meeting and Proxy Statement for such meeting.

           1)   PROPOSAL TO CHANGE THE INVESTMENT OBJECTIVE OF THE PORTFOLIO.

          [  ] FOR                     [  ] AGAINST                [  ] ABSTAIN

                               (The Board of Directors recommends a vote FOR)


        2) PROPOSAL TO CHANGE THE SUB-ADVISER OF THE PORTFOLIO TO ARIEL CAPITAL MANAGEMENT, INC.

          [  ] FOR                     [  ] AGAINST                [  ] ABSTAIN

                               (The Board of Directors recommends a vote FOR)

        3) In the discretion of the Board of Directors, on such other business which may properly come before the meeting or any adjournment thereof.

This Proxy will be voted, and voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATIONS.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.



Dated:                          , 1998
----------------------------------------------
                           (Signature of Shareholder)


This Proxy may be revoked by the Shareholder (Contractowner) at any time prior to the Special Meeting.

      Please sign and date your Proxy and return promptly in the accompanying envelope.